UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07075

T. Rowe Price Media & Telecommunications Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item 1: Report to Shareholders

Media & Telecommunications Fund	June 30, 2010

The views and opinions in this report were current as of June 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Following a solid performance last year, media and telecommunications stocks retreated in the first half of 2010 as the global economic recovery faltered and investors grew more risk averse. Stocks of the more cyclical companies included in the fund declined as businesses and consumers scaled back spending amid the fallout from the European debt crisis and fresh evidence that the U.S. manufacturing and services sectors were slowing. Media and telecommunications stocks performed in line with the broad market over the past six months.

PERFORMANCE COMPARISON

The Media & Telecommunications Fund posted a return of -3.12% during the past six months. The fund handily surpassed the Lipper Telecommunications Funds Average, which tracks the performance of similar funds. The fund also outpaced the broad market as measured by the S&P 500 Index. Within the media industry, which composes the largest portion of the fund, entertainment and cable companies were positive absolute contributors, while Internet holdings weighed on results due to the slowdown in consumer spending.

The fund’s long-term relative performance remains exceptional. Based on cumulative total return, Lipper ranked the Media & Telecommunications Fund 1 out 43, 1 out of 34, 1 out of 28, and 1 out of 20 telecommunication funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2010, respectively. (Results will vary for other periods. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

U.S. stocks got off to a solid start at the beginning of the year. The rally in equities that began in March 2009 showed impressive resilience as credit markets improved and corporations reported robust earnings. Payrolls grew at their fastest pace in four years in April, which suggested that the labor market had turned a long-awaited corner. The major U.S. stock indexes reached pre-crisis levels, though they remained well off their 2007 all-time highs. But in May, private sector hiring unexpectedly fell back sharply, and investors grew worried that job growth had stalled. The housing market appeared to lose momentum as well, with sales of existing and new homes falling. Concerned about their jobs and home values, Americans kept spending to a minimum, which further weighed on growth. The manufacturing and services industries, which had seen a steady rise in their respective stocks since the recovery began in 2009, continued to improve in June but at a slower-than-expected rate.

Investors also grew increasingly concerned about the debt problems plaguing European countries. Greece’s debt was downgraded to junk status, while Portugal and Spain also suffered ratings downgrades. The International Monetary Fund, the European Union, and the European Central Bank unveiled a nearly $1 trillion rescue package in early May. The measures moderated the sell-off in European equities. But as the dust settled, it became clear that Europe’s problems might weigh on global growth. Worries that China might be in danger of a slowdown or vulnerable to runaway inflation also stoked investor anxiety. Slowing growth in the U.S. and challenges overseas prompted the Federal Reserve to acknowledge that the recovery had stalled. It maintained the fed funds target rate in a range of 0.00% to 0.25%. However, despite persistent concerns about deflation, or price declines, the Fed made no additional moves to stimulate growth, such as buying longer-term government or private sector debt, as some policymakers have suggested.

PERFORMANCE REVIEW

Consumer and business spending slowed in the first half of the year, though the fund benefited from owning quality stocks in several sectors. In the technology field, Apple was a standout performer. The stock price had been particularly volatile in the first quarter but finished with a positive return as the company reported its best revenue ever for a non-holiday quarter on strong results from the iPad and iPhone. We have maintained a large position in the company as we are comfortable with its positioning and prospects in new and emerging product areas. The company also has an attractive valuation on free cash flow. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

One of the most disappointing investments in the portfolio during the first half of the year was Google, a company that we view as extremely well positioned in both wired and wireless Internet advertising. The company faltered due to an emerging consensus view that Google may be a one-trick pony, unable to carry over its historical success to a wireless world. However, the company’s strong early development work in the Android, its open operating system, should put some of those sentiments to rest. Android is rapidly being adopted by handset hardware manufacturers globally and should be a strong asset as carriers seek a viable alternative to Apple’s iPhone platform. We took advantage of the stock’s retreat by materially adding to our position and remain confident that long-term prospects are bright.

With wireless competition becoming more fierce, we eliminated our position in Palm. It became increasingly clear that the company would be unable to close the gap with the iPhone or Android. Our hopes for a suitor, such as Nokia, also dimmed during the period. Several months following our elimination of the position, Hewlett-Packard announced plans to acquire Palm for $5.70 per share, almost a quarter below our average exit price. We did absorb modest losses on Palm, however. Among other enterprise hardware companies, our investment in Rovi continued to appreciate. The company is a leader in providing menu services and navigation software for a large number of digital cable TV providers. The growing number of available channels and the increasing adoption of Internet-enabled TVs and DVD players have fueled growth for the company.

Within telecom services, the economic downturn continued to hurt the performance of Leap Wireless International, a U.S. prepaid wireless operator. However, the company has managed to carve out a pricing discount to competitors. We believe the stock will appreciate as market conditions improve. We are mindful that the company could eventually be a buyout target for a larger prepaid wireless player, such as Sprint Nextel, which the portfolio holds, or possibly MetroPCS Communications, which we sold during the period. In contrast to Leap, Sprint Nextel performed well on news that it is losing subscribers at a slower rate. The company also announced plans to sell a new prepaid wireless service through Wal-Mart stores. We eliminated our position in AT&T because we feel cable companies offer more attractive prospects than the network carrier.

We continue to have substantial holdings in the uniquely attractive wireless tower business, represented by American Tower, Crown Castle International, and SBA Communications. We consider these companies to be perfectly positioned to capitalize on the explosion in wireless data consumption. It is rare that we can match a strong, secular trend with a uniquely durable business model and a reasonable valuation, as we believe we have done here.

Among our media holdings, which represent more than half of the portfolio, Internet giant Amazon.com was hurt by the fallout of the European sovereign debt crisis, which made U.S. exports to Europe more expensive. Foreign exchange rates impact the company, as nearly half of Amazon’s sales are in international markets. Increased competition in e-books has forced the company to pursue more aggressive pricing for the Kindle, which also weighed on results. But these problems may be temporary, and the company continues to gain market share and has a proven record of innovation. The online retail business will continue to grow, making Amazon’s prospects bright for many years.

Within media and entertainment, we substantially increased our investment in Discovery Communications. Recent price levels offered an attractive opportunity to own a collection of durable, global media assets that are positioned to perform well in essentially any macroeconomic environment. Our position in Liberty Media Capital, one of several tracking stocks of Liberty Media Corporation, continued to perform exceptionally well during the period due to its exemplary business model and strong financials. The holding was the portfolio’s top performer.

Late last year we took advantage of discounts in several cable companies, such as Cablevision Systems, Time Warner Cable, and Liberty Global. Our view was that these companies, trading at free cash flow multiples in the low single digits, were undervalued by the market. We also expected that each of the companies’ management teams would take visible steps to highlight this value to shareholders. In all three cases, our expectations were met, and as a result, these three holdings were among the best fund performers in the first half of the year. We have also added Comcast. We believe the cable business will continue to gain traction, though at a less robust pace than earlier in the year.

OUTLOOK

The aftershocks of the worst financial crisis since the Great Depression are in full view. Housing continues to slump, consumers have restrained spending, and unemployment remains stubbornly high. Growth forecasts in most of the developed world have been revised downward. Europe is facing considerable challenges to its prospects for some time.

Our focus remains on our rigorous investment process, which has served us well over the years in a variety of economic environments. We are engaged in identifying multiyear, secular trends that will evolve across the broader technology, media, and telecom landscapes. We continue to seek well-considered, risk-aware investments that can do well over medium- and long-term investment horizons.

Respectfully submitted,

Daniel Martino
Chairman of the fund’s Investment Advisory Committee

July 14, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights
For a share outstanding throughout each period

	6 Months Ended 6/30/10‡	Year Ended 12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡
NET ASSET VALUE						
Beginning of period	$ 41.03	$ 24.65	$ 48.47	$ 43.18	$ 33.59	$ 28.43
Investment activities						
Net investment income (loss)	0.09	0.33	0.55	0.29	(0.04)	(0.04)
Net realized and unrealized gain (loss)	(1.37)	16.55	(23.13)	8.96	9.63	5.20
Total from investment activities	(1.28)	16.88	(22.58)	9.25	9.59	5.16
Distributions						
Net investment income	–	(0.50)	(0.24)	(0.28)	–	–
Net realized gain	–	–	(1.00)	(3.68)	–	–
Total distributions	–	(0.50)	(1.24)	(3.96)	–	–
NET ASSET VALUE						
End of period	**$ 39.75**	**$ 41.03**	**$ 24.65**	**$ 48.47**	**$ 43.18**	**$ 33.59**

Ratios/Supplemental Data

	6 Months Ended 6/30/10‡	Year Ended 12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡
Total return[(1)]	**(3.12)%**	**68.52%**	**(46.46)%**	**21.83%**	**28.55%**	**18.15%**
Ratio of total expenses to average net assets	0.85%[(2)]	0.90%	0.90%	0.83%	0.87%	0.92%
Ratio of net investment income (loss) to average net assets	0.45%[(2)]	1.03%	1.45%	0.59%	(0.10)%	(0.13)%
Portfolio turnover rate	26.1%	68.9%	72.0%	64.6%	55.4%	77.8%
Net assets, end of period (in millions)	$ 1,452	$ 1,527	$ 898	$ 2,089	$ 1,457	$ 1,035

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 96.4%		
HARDWARE 6.9%		
Consumer Electronics 4.8%		
Apple (1)	279,200	70,227
		70,227
Enterprise Hardware 2.1%		
Rovi (1)	784,550	29,742
		29,742
Total Hardware		99,969
IT SERVICES 2.6%		
IT Services 2.6%		
Equinix (1)	236,100	19,176
FactSet Research Systems	111,900	7,496
Rackspace Hosting (1)	577,500	10,592
Total IT Services		37,264
MEDIA 57.3%		
Advertising 2.6%		
Omnicom	604,500	20,735
Rentrak (1)	115,500	2,810
WPP (GBP)	1,545,776	14,536
		38,081
Cable/Satellite 13.2%		
British Sky Broadcasting (GBP)	826,650	8,622
Cablevision, Class A	2,082,200	49,994
Comcast, Class A	2,425,300	42,127
Eutelsat (EUR)	113,000	3,775
Shaw Communications, Class B	719,500	12,973
Time Warner Cable, Class A	1,415,610	73,725
		191,216

Gaming 1.0%		
Wynn Resorts	203,700	15,536
		15,536
Internet 17.8%		
Amazon.com (1)	643,000	70,254
Baidu, ADR (1)	197,000	13,412
Blue Nile (1)	40,120	1,889
Ctrip.com International, ADR (1)	463,200	17,398
Drugstore.com (1)	1,868,866	5,756
Google, Class A (1)	149,200	66,386
Here Media (1)	471,430	174
Here Media, Special Shares(1)	471,430	0
Info Edge India (INR)	390,039	7,446
Mercadolibre (1)	130,642	6,865
Oanda, Acquisition Date: 8/24/07 Acquisition Cost $2,784 (1)(2)	97,512	1,770
Sina (1)	524,300	18,487
Softbank (JPY)	156,500	4,136
Tencent (HKD)	2,056,700	33,916
Vistaprint (1)	214,800	10,201
		258,090
Media & Entertainment 19.9%		
Discovery Communications, Class A (1)	246,927	8,818
Discovery Communications, Class C (1)	1,318,600	40,784
Global Traffic Network (1)(3)	994,027	5,348
Hertz Global (1)	2,855,800	27,016
Liberty Global (1)	920,600	23,926
Liberty Media Capital, Class A (1)	543,500	22,778
Liberty Media Interactive, Class A (1)	3,699,800	38,848
Liberty Media Starz, Class A (1)	120,280	6,235
Live Nation Entertainment (1)	688,900	7,199
Madison Square Garden, Class A (1)	460,125	9,051

Wireline - International 0.5%		
Telefonica (EUR)	390,547	7,212
		7,212
Total Telecom Services		351,915
Total Common Stocks (Cost $1,086,945)		1,399,820
PREFERRED STOCKS 0.6%		
MEDIA 0.6%		
Internet 0.6%		
Ning, Acquisitoin Date: 7/2/07, Acquisiton Cost $5,000 (1)(2)	1,559,284	5,643
Slide, Acquisition Date: 1/14/08, Acquisition Cost $4,654 (1)(2)	1,020,000	2,792
Total Preferred Stocks (Cost $9,654)		8,435
CORPORATE BONDS 1.4%		
Clearwire, 12.00%, 12/1/15 (4)	4,375,000	4,419
Clearwire, 12.00%, 12/1/15 (4)	2,820,000	2,834
Umbrella Acquisition, PIK, 9.75%, 3/15/15 (4)	17,155,815	13,700
Total Corporate Bonds (Cost $13,700)		20,953
SHORT-TERM INVESTMENTS 1.5%		
Money Market Funds 1.5%		
T. Rowe Price Government Reserve Investment Fund, 0.21% (3)(5)	21,392,344	21,392
Total Short-Term Investments (Cost $21,392)		21,392
Total Investments in Securities		
99.9% of Net Assets (Cost $1,131,691)		**$ 1,450,600**

‡ Denominated in U.S. dollars unless otherwise noted.

(1) Non-income producing

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2010. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/10	Value 12/31/09
Global Traffic Network	$ -	$ -	$ -	$ 5,348	$ 4,125
Here Media	-	-	-	*	174
Here Media Special Shares	-	-	-	*	-
T. Rowe Price Government Reserve Investment Fund, 0.21%	¤	¤	17	21,392	48,518
Totals			$ 17	$ 26,740	$ 52,817

* On the date indicated, issuer was held but not considered an affiliated company.

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 27,038
Dividend income	17
Interest income	-
Investment income	$ 17
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Media & Telecommunications Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 13, 1993. The fund seeks to provide long-term capital growth through the common stocks of media, technology, and telecommunications companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are] recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $24,000 for the six months ended June 30, 2010. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2010:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2010. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2010, totaled $(7,329,000) for the six months ended June 30, 2010.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At June 30, 2010, approximately 12% of the fund’s net assets were invested, either directly or indirectly, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $393,179,000 and $390,253,000, respectively, for the six months ended June 30, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

In accordance with federal tax regulations, the fund recognized capital losses in the current period for tax purposes that had been recognized in the prior fiscal year for financial reporting purposes. Such deferrals relate to net capital losses realized between November 1, 2009 and December 31, 2009, and totaled $629,000. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2009, the fund had $173,721,000 of unused capital loss carryforwards, which expire: $95,850,000 in fiscal 2016 and $77,871,000 in fiscal 2017.

At June 30, 2010, the cost of investments for federal income tax purposes was $1,131,691,000. Net unrealized gain aggregated $318,855,000 at period-end, of which $389,141,000 related to appreciated investments and $70,286,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2010, expenses incurred pursuant to these service agreements were $57,000 for Price Associates; $703,000 for T. Rowe Price Services, Inc.; and $182,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2010, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 148,830 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. Under the Contract, the fund pays a fee to the Adviser composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio was below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Media & Telecommunications Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2010